1ST SECURITY BANK

PWB
PACIFIC WEST BANK

MERGER WITH PACIFIC WEST BANCORP



1907
Predecessor to Anchor Bank founded
2016
Completed a four branch acquisition from Bank of America
2017
Completed Anchor Bancorp merger adding nine branches
2023
Completed acquisition of five Columbia Bank branches in Oregon and two in Washington
2026
Announced merger with Pacific West Bancorp, welcoming four branches in the Portland market

"Build a truly great place to work and bank."

-1st Security Bank Vision Statement

February 25, 2026

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company" or "FS Bancorp") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation contains forward-looking statements regarding FS Bancorp, Pacific West Bancorp ("Pacific West"), the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of FS Bancorp, Pacific West and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by FS Bancorp and Pacific West with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Pacific West may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this communication are based on information available at the time of the communication. FS Bancorp and Pacific West undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information

FS Bancorp will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Pacific West that also constitutes a prospectus of FS Bancorp, which will be sent to the shareholders of Pacific West. Pacific West shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about FS Bancorp, Pacific West and the proposed transaction. When filed, this document and other documents relating to the merger filed by FS Bancorp can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing FS Bancorp's website at www.fsbwa.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from FS Bancorp upon written request to FS Bancorp, Inc., Attn: Investor Relations, 6920 220th Street SW, Mountlake Terrace, Washington 98043 or by calling (425) 771-5299.

Participants In This Transaction

FS Bancorp, Pacific West and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pacific West shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of FS Bancorp may be found in the definitive proxy statement of FS Bancorp filed with the SEC by FS Bancorp on April 7, 2025. This definitive proxy statement can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Pacific West will be included in the proxy statement/prospectus when filed with the SEC. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Transaction Highlights

Pro forma assets of approximately $3.6 billion at close – deepening Pacific Northwest market presence

Compelling Strategic Rationale

- Strengthens FSBW banking footprint in Portland MSA by adding $386 million in assets
- Attractive opportunity to expand in Portland MSA – aligns with FSBW strategy of adding scale in business-dense markets
- Compatible and complementary to FSBW – business banking expertise with SMBs, non-profits and professional client segments
- Pacific West Bank is the last bank headquartered in Portland MSA

Attractive Banking Franchise

- Enhances FSBW's deposit base with 92% non-CDs and slightly lower cost of deposits of 2.18%
- Scalable Digital Division providing banking-as-a-service to fintech and embedded finance ecosystems
- Adds 4 branch locations with greater coverage of Portland metro area
- Logical geographic fit with FSBW

Compelling Financial Metrics

- Price / tangible book value of 95%(1)
- Pay-to-trade multiple of 90%(1)
- Meaningful EPS accretion of 7.4% in 2027(2)
- At close, will incur dilution to tangible book value of 2.2%
- TBV earnback period of approximately 2.4 years
- FSBW remains well-capitalized with strong pro forma capital ratios

Source: S&P Capital IQ Pro, financial information as of the quarter ended 12/31/2025
(1) Based on FSBW closing stock price as of 2/25/2026
(2) Based on average street estimates for FSBW and management projections for PWBK

Overview of Pacific West Bancorp (OTCPK: PWBK)

Company Highlights

- Pacific West Bancorp is headquartered in West Linn, Oregon and is the holding company for Pacific West Bank
- Operates 4 branch locations in Portland, Vancouver, West Linn, and Lake Oswego
- Maintains a business-oriented relationship model, centered on local small businesses and professional clients
- Banking-as-a-service platform

Financial Highlights as of December 31, 2025

Total Assets	$ 386,032
Gross Loans	$ 276,566
Total Deposits	$ 342,244
Loan / Deposit Ratio	80.8%
Tang. Common Equity / Tang. Assets	9.24%
Net Interest Margin	3.37%
Yield on Loans(1)	5.97%
Cost of Deposits(1)	2.18%

Loan and Deposit Composition as of December 31, 2025

Loan Composition(1)


Owner-Occupied CRE 20%
Commercial & Industrial 13%
Farm & Ag. 0%
Consumer 7%
Other 0%
Construction & Development 5%
1-4 Family 9%
Multifamily 14%
Non-Owner Occupied CRE 31%

Deposit Composition(1)


MMDA 17%
Savings 1%
CDs < $100k 1%
CDs > $100k 6%
Noninterest-Bearing Demand 23%
NOW & Interest-Bearing Demand 51%

Source: S&P Capital IQ Pro, GAAP data as of the quarter ended 12/31/2025
Note: All dollars in thousands
(1) Bank-level data as of the quarter ended 12/31/2025

Expansion in Greater Portland MSA

Pro Forma Deposit Footprint


FSBW Retail Branch (27)
FSBW Home Lending Office (12)
PWBK Retail Branch (4)
Hazel Dell
Orchards
Vancouver
Delta Park
Slough
Ellsworth
Bethany
Cedar Mill
Aloha
Portland
Beaverton
Milwaukie
Tigard
Lake Oswego
Gladstone
Tualatin
Sherwood
Oregon City
Wilsonville

Deposit Market Share in Portland-Vancouver-Hillsboro MSA

Rank	Institution (State)	Number of Branches		Deposits in Market	1-Yr Deposit Growth	Market Share
1	U.S. Bancorp (MN)	59	$	15,427,648	+1.3%	23.6%
2	Bank of America Corporation (NC)	36	$	14,178,020	+3.6%	21.7%
3	JPMorgan Chase & Co. (NY)	58	$	8,984,480	-2.1%	13.7%
4	Wells Fargo & Co. (CA)	47	$	8,810,247	-1.0%	13.5%
5	Columbia Banking System Inc. (WA)	44	$	5,512,543	+0.3%	8.4%
6	KeyCorp (OH)	41	$	4,806,434	+3.8%	7.3%
7	Bank of Montreal	16	$	1,081,544	-26.5%	1.7%
8	Riverview Bancorp Inc. (WA)	14	$	1,044,401	-1.3%	1.6%
9	Heritage Financial Corp. (WA)	6	$	841,407	+7.0%	1.3%
10	WaFd Inc. (WA)	7	$	693,381	-1.6%	1.1%
11	Banner Corp. (WA)	7	$	692,302	+11.7%	1.1%
12	First FS&LA of McMinnville (OR)	6	$	565,292	+1.4%	0.9%
13	W.T.B. Financial Corp. (WA)	2	$	397,949	+14.3%	0.6%
14	Beneficial State Foundation (CA)	4	$	381,720	+5.4%	0.6%
15	GWY LLC (WA)	2	$	373,877	+4.4%	0.6%
16	*Pro Forma FSBW + PWBK[1]*	*5*	*$*	*318,779*	*+28.7%*	*0.5%*
16	Pacific West Bancorp (OR)	4	$	318,779	+28.7%	0.5%
26	FS Bancorp Inc. (WA)	1	$	-	-	0.0%
	Total For Institutions In Market	*377*	*$*	*65,433,720*	*+0.8%*	*100.0%*

Out of 27 Institutions

Market Demographics	Greater Portland MSA[2]	Oregon
Population	2,547,027	4,271,804
Unemployment Rate	4.8%	4.9%
Median Household Income	$ 104,949	$ 89,847
HHI Projection Change	13.1%	12.8%
Poverty Rate	9.2%	11.8%
Higher Education	43.8%	36.2%

Top Portland Employers

Source: S&P Capital IQ Pro, FDIC Summary of Deposits data as of 6/30/2025, U.S. Census data, Census Reporter, Greater Portland, Inc.
Note: All dollars in thousands
(1) Excludes merger adjustments
(2) Greater Portland MSA defined as Portland-Vancouver-Hillsboro MSA

Transaction Overview

Structure	▪ Pacific West Bancorp ("PWBK") will merge into FS Bancorp, Inc. ("FSBW") ▪ Pacific West Bank will merge into 1st Security Bank
Consideration	▪ 430,176 shares of FSBW common stock and $16.8 million in cash ▪ 51% stock consideration / 49% cash consideration for PWBK shareholders
Transaction Value(1)	▪ $34.6 million in aggregate consideration for PWBK
Transaction Multiples(1)	▪ Price / Tangible Book Value: 95% ▪ Price / 2027E Earnings: 22.1x ▪ Price / 2027E Earnings + Fully Realized Cost Savings: 7.8x
Ownership and Board	▪ Pro forma ownership of 94.6% for FSBW / 5.4% for PWBK ▪ No changes to FSBW Board of Directors
Approvals	▪ Subject to PWBK shareholder approvals and customary regulatory approvals ▪ No financing contingencies to complete the transaction
Timing	▪ Anticipated closing in Q3 2026

(1) *Based on FSBW closing stock price as of 2/25/2026*

Key Transaction Assumptions

CECL	▪ CECL reserve of $4.6 million, or 1.65% of gross loans ▪ Allocation of 82% non-PCD and 18% PCD
Investment Securities	▪ AFS securities write-down of $2.3 million (accreted over 5.4 years) ▪ HTM securities write-down of $254 thousand (accreted over 5.4 years)
Fair Value Marks	▪ Loan discount of $4.2 million, or 1.51% of gross loans ▪ Time-deposits write-down of $18 thousand ▪ Other borrowings write-up of $6 thousand

Cost Savings	▪ Cost savings of 30% of PWBK's non-interest expense estimates
	  ▪ 50% of cost savings realized in 2nd half 2026 and 100% in 2027 thereafter
	  ▪ $696 thousand of cost savings in 2026 and $3.6 million in 2027

Other Assumptions	▪ No revenue enhancements included in model ▪ One-time transaction expenses of $5.6 million, pre-tax ▪ Fixed assets write-up of $1.7 million (amortized over 20.0 years) ▪ Core deposit intangible of $4.0 million, or 1.27% of non-time deposits created (amortized over 10.0 years) ▪ Pre-tax cost of cash of 3.50%

1ST SECURITY BANK

FS BANCORP, INC.

Loan Portfolio Composition and Comparison

	FSBW			PWBK			Pro Forma[1]		
Construction & Development	$	396,707	15%	$	14,428	5%	$	411,135	14%
1-4 Family	$	803,265	30%	$	24,511	9%	$	827,776	28%
Multifamily	$	263,189	10%	$	38,496	14%	$	301,685	10%
Non-Owner Occupied CRE	$	196,188	7%	$	86,566	31%	$	282,754	10%
Owner-Occupied CRE	$	171,417	6%	$	54,984	20%	$	226,401	8%
Commercial & Industrial	$	218,911	8%	$	36,228	13%	$	255,139	9%
Farm & Ag.	$	9,068	0%	$	91	0%	$	9,159	0%
Consumer	$	596,881	22%	$	20,417	7%	$	617,298	21%
Other	$	43,239	2%	$	1,311	0%	$	44,550	1%
Total Loans	**$**	**2,698,865**	**100%**	**$**	**277,032**	**100%**	**$**	**2,975,897**	**100%**

FSBW



NOO CRE 7%
OO CRE 6%
C&I 8%
Farm & Ag. 0%
Consumer 22%
Other 2%
C&D 15%
1-4 Fam. 30%
Multi. Fam. 10%

Yield on Loans: 7.00%

PWBK



OO CRE 20%
C&I 13%
Farm & Ag. 0%
Consumer 7%
Other 0%
C&D 5%
1-4 Fam. 9%
Multi. Fam. 14%
NOO CRE 31%

Yield on Loans: 5.97%

Pro Forma[1]



NOO CRE 10%
OO CRE 8%
C&I 9%
Farm & Ag. 0%
Consumer 21%
Other 1%
C&D 14%
1-4 Fam. 28%
Multi. Fam. 10%

Yield on Loans: 6.91%

Source: S&P Capital IQ Pro, bank-level data as of the quarter ended 12/31/2025
Note: All dollars in thousands
(1) Excludes merger adjustments

1ST SECURITY BANK

FS BANCORP, INC.

Deposit Portfolio Composition and Comparison

	FSBW			PWBK			Pro Forma[1]		
Noninterest-Bearing Demand	$	675,799	25%	$	78,712	23%	$	754,511	25%
NOW & Interest-Bearing Demand	$	335,513	12%	$	173,532	51%	$	509,045	17%
MMDA	$	385,636	14%	$	59,736	17%	$	445,372	15%
Savings	$	164,040	6%	$	4,122	1%	$	168,162	6%
CDs < $100k	$	512,808	19%	$	4,327	1%	$	517,135	17%
CDs > $100k	$	617,588	23%	$	21,900	6%	$	639,488	21%
Total Deposits	**$**	**2,691,384**	**100%**	**$**	**342,329**	**100%**	**$**	**3,033,713**	**100%**
Non-CDs	$	1,560,988	58%	$	316,102	92%	$	1,877,090	62%

FSBW



Savings 6%
MMDA 14%
CDs < $100k 19%
NOW & IBD 12%
CDs > $100k 23%
NIBD 25%

Cost of Deposits: 2.26%

PWBK



MMDA 17%
Savings 1%
CDs < $100k 1%
CDs > $100k 6%
NOW & IBD 51%
NIBD 23%

Cost of Deposits: 2.18%

Pro Forma[1]



Savings 6%
MMDA 15%
NOW & IBD 17%
CDs < $100k 17%
NIBD 25%
CDs > $100k 21%

Cost of Deposits: 2.25%

Source: S&P Capital IQ Pro, bank-level data as of the quarter ended 12/31/2025
Note: All dollars in thousands
(1) Excludes merger adjustments

4th Merger / Acquisition for FSBW Since 2016

17.7% asset CAGR since 2016


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Merger – November 2018
Columbia Bank
Branch Acquisition – February 2023
PACIFIC WEST BANCORP
Whole-Bank Merger – Announced February 2026
$828
$186
$982
$1,622
$475
$1,713
$2,113
$2,286
$2,633
$2,973
$425
$3,029
$3,583
$386
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025 Pro Forma(1)
FSBW Standalone Assets
Assets Acquired

Source: S&P Capital IQ Pro, GAAP data as of the year ended 12/31/2025
Note: All dollars in millions
(1) Excludes merger adjustments

Comprehensive Due Diligence to Minimize Execution Risk

- **Due Diligence Process**
  - Conducted a thorough review of all key operating areas of PWBK
  - Due diligence led by FSBW executive leadership and department heads, along with 3rd parties for Fair Value and Credit analysis
  - Performed an in-depth review on PWBK's Digital Division with significant coverage of digital partnerships
  - Conservative approach to credit review, which included write-downs on certain problem loans
  - 58% of total loan portfolio was reviewed, including 100% of criticized loans

Due Diligence Scope

Credit & Underwriting	Finance & Accounting	Commercial Lending
Operations	Digital Division	Retail Banking
Investment Securities	Audit	Deposits
Risk Management	Human Resources	Legal, Compliance & Regulatory

CONTACT INFORMATION

Matt Mullet
mattm@fsbwa.com
President, FS Bancorp, Inc.
President & CEO, 1st Security Bank
(425) 697-8026

Phil Whittington
phil.whittington@fsbwa.com
Chief Financial Officer,
FS Bancorp, Inc. and 1st Security Bank
(425) 275-4029